UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2024

TPG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

AG Twin Brook Capital Income Fund
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Company Name Change to TPG Twin Brook Capital Income Fund

On September 25, 2024, the Board of Trustees (the “Board”) of AG Twin Brook Capital Income Fund (the “Company”) adopted the Fourth Amended and Restated Agreement and Declaration of Trust (the “Fourth A&R Declaration of Trust”) in order to reflect the change of the Company’s name to “TPG Twin Brook Capital Income Fund”.

In addition, the Fourth A&R Declaration of Trust was amended to make certain clarifying changes in response to comments issued by certain state securities regulators in connection with their review of the Company’s continuous offering of common shares of beneficial interest, including further clarifying that mergers or other reorganizations of the Company require approval by the Company’s shareholders and that certain financing limitations applicable to the Company’s adviser also apply to the adviser’s affiliates. The other material terms of the Fourth A&R Declaration of Trust were unchanged.

Further, to reflect the new name of the Company, on September 25, 2024, the Board adopted the Third Amended and Restated Bylaws (the “Third A&R Bylaws”), effective the same day. The other material terms of the Third A&R Bylaws were unchanged.

The foregoing descriptions of the Fourth A&R Declaration of Trust and the Third A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth A&R Declaration of Trust and the Third A&R Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Agreement and Declaration of Trust.
3.2	Third Amended and Restated Bylaws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Twin Brook Capital Income Fund

Dated: September 26, 2024	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer